UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2009

CHINA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-119034	98-0432681
(Commission File Number)	(IRS Employer Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer
101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
 (Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 1-778-995-0789

Mailing Address
Suite #601 – 110 Dai-Hou-Bei-Li, Hai-Dian-District, Beijing, PR China 100091
Issuer’s telephone Number: 1-778-995-0789

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement, And
Item 3.02	Unregistered Sales of Equity Securities.

On April 23, 2009, China Holdings, Inc. (the “Company”)  (www.chinaholding.net) (North America line: 1-778-995-0789)  has  agreed  to offer “A Private Placement Agreement” that WHEREAS, pursuant to,  Regulation S , or/and Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated  thereunder,  the Company is offering up to 50,000,000 shares of the Company’s common stock and warrants to purchase 50,000,000 common shares of the Company’s common stock in a private placement (the “Offering”) on the terms and conditions set forth herein,  for each share of the Company’s common stock, $.001 par value (“Shares”), at a premium purchase price of US $0.10 per common share (the “Common Stock”),  includes One warrant (the “Warrant”) to purchase per share of Common Stock: the warrant is exercisable for a period of  (16) months, at a price $USD0.20 per common share.  The Company plans to legally  disclose/compliance/file with SEC Form 8-K upon further transactions completion as planed in 45-90 days approximately. The Company believes that the above decision is for the best interest/value of China Holdings, Inc./all public shareholders.

The Master Land Developer : Julianna Lu and China Holdings, Inc.
800 Square Kilometer Land /City Development
Phase I: Urban Design & Framework Structure Master Planning for
100 Square Kilometer Land /City Development: A New China Las Vegas City

As agreed as the Master Developer that China Holdings, Inc. (20% Interest) and Julianna Lu (80% Interest) / The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna’s  further legal independent nominee) are jointly developing a total of 800 Square Kilometers of Land for Real Estate Development in Inner Mongolia PR China, which including commercial buildings, and residential development, five star hotels, shopping centers, casinos, golf courses as well as horse racing facilities and recreation and entertainment facilities, a new city will have a cosmopolitan flavors combining architecture from many of the world’s great cities including Las Vegas, Paris, London, Rome, Venice, Vancouver, Tokyo, New York, and a new city with a planned initial population of one million people in 2009-2016 in Inner Mongolia PR China

The Use of US$5,000,000 Proceeds  are  : 1). A total of USD$1,000,000 for further development and completion of  Phase I: Urban Design & Framework Structure Master Planning for 100 Square Kilometer Land /City Development: A New China Las Vegas City In Inner Mongolia, PR China; 2). ). A total of USD$3,000,000 for Phase II Land Transaction/Land Development/Land Parcles Worldwide Campaign :100 Square Kilometer Land /City Development: A New China Las Vegas City In Inner Mongolia, PR China;3). ). A total of USD$1,000,000 General Worldwide Corporate Development & Administration.

The Company is going to complete the Phase I development of  The Urban Design & Framework Structure Master Planning of :100 Square Kilometer Land /City Development: A New China Las Vegas City In Inner Mongolia, PR China  in 4 to 6 months from now on and delivery  in later 2009  with

1. City Framework Plan:

A City Framework Plan for the entire 10,000 Ha (100 km2) proposal city growth area of one million people, resolved to a level depicting general land uses, transportation networks, district densities, open spaces, and retail, hotel, office/employment, and industrial floor space distribution. (Scale 1:10,000)

2. Entertainment Precinct Plan (Stage One):

A Master Precinct Plan for the designated 200 Ha (20 km2) Phase One portion of the City Framework Plan resolved to a detail depicting individual block parcels and building footprints including land uses, floor space densities, hotel rooms, office floor space, retail floor space, industrial floor space, landscape and an open space concept. (Scale1:2,500) and a statistical summary plan for the City Framework.

3. Resort Centre Plan (Stage 1A):

A detailed City Centre Plan for the appropriate 5-7 Ha central focus (Stage 1A) of the Entertainment Precinct depicting a concept design for a hotel, retail, and entertainment core. The City Centre Plan will depict a Phase 1A hotel and retail program along with a conceptual parks, open space and recreational areas landscape plan. (Scale 1:250).

The Master Land Developer : Julianna Lu and China Holdings, Inc.
800 Square Kilometer Land /City Development
Phase I - 100 Sqaure KM land/City
Urban Design & Planning Framework Structure Plan
Completion /Deliverable Schedule: September/October 2009Approximately

The Phase I :  100 Square Kilometers of Land Development - The Master Plan : The Land and City Planning - The Phase IA master plan is consist of 20 Square Kilometers of land in Inner Mongolia, PR China: which provide with all the urban planning & designs for all the streets & buildings ( commercial, residential, industrial, & recreations) in initial 20 Sq. KM land – Julianna Lu &China Holdings, Inc. ‘s  objective is maximize the value of every square meter of  20 – 100 Sq KM land as the ultimate value as multi-billion dollars assets/revenues.

The Development Schedules – Four (4-5) Months in Sep-Oct-Nov 2009 Completion

Month I  (May ,June, July 2009): Evaluation Phase
Deliverables include:

•	Site and context analysis
•	Program generation
•	Team mobilization
•	Understanding of historic precedents
•	Review of natural and man made morphologies
•	Concept story telling
•	Orchestration of presentation materials
•	Site visit and technical workshop

Month II (July – August 2009): Analysis Phase
Deliverables include:

•	Generation of alternative solutions as appropriate
•	Movement system analysis
•	Open space systems analysis
•	Density calculations
•	Selection of preferred mater planning concept

Month III  (August - September 2009): Synthesis Phase

Deliverables include:

•	Refinement of preferred master plan
•	Development of zoning diagram
•	Alternative site massing diagrams
•	Development of character studies
•	Development of phasing diagram

Month IV (September – November 2009): Communication Phase
Deliverables include:

•	Provision of colored master plan: 100 Square KM land – urban design frame structure plan
•	Provision of up to 12 -20 character sketches (100 Square KM land frame structure)

•	Provision of 3 -10 cross sections (100 Square KM land frame structure)
•	Provision of colored master plan – Stand Physical Massing Models : Land Scales: (1:1000 Scale) or (1:500 Scale)
•	Provision of colored master plan – 3D massing models: Land Scales: (1:1000 Scale) or (1:500 Scale): for 30-60 sec. fly-through animations or/and 360 degree spin around animations
•	Provision of colored master plan –Power Point Presentations & Marketing materials: Overall Projects Concept

Julianna Lu  & China Holdings’ Consolidated Land Development Plan
800 Square Kilometers of Land for Real Estate Development
Iin Inner Mongolia PR China
Phase II :  100 Square Kilometers of Land Development
The Master Plan Completion & China/Worldwide Lands Parcels Marketing & Land Development

•	Worldwide - 100 Square Kilometers of Land Parcels Development and Partial 100 Sq KM Land Parcels - China/Worldwide Marketing: Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets
•
100 Square Kilometers Land - Construction & Land Development  - Real Estate Development: Commercial, buildings/properties,  Residential buildings/properties, Industrial buildings/properties & recreation buildings/properties : Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets

As the Master Land Developer, Julianna Lu & China Holdings, Inc. are consolidating:  Phase I Land Development : 800 Square Kilometer Land /City Development: Urban Design & Framework  Structure Master Planning: 100 Square Kilometer Land /City Development: A New China Las Vegas City in Inner Mongolia PR China. The objective of Julianna Lu/China Holdings’ Urban Design & Framework  Structure Master Planning for the 100 Square Kilometer Land /City Development: A New China Las Vegas City  in Inner Mongolia PR China: is to maximize the value of every square meter of 100 Square KM land parcels into multi-billion dollars profits multi-billion dollars assets as the ultimate values  not only for China Holdings/All Public Shareholders in China, USA and Worldwide,  as well as to People & Government in Inner Mongolia PR China.

The multi-billion dollar value inherent in Julianna Lu & China Holdings,  the Master Land Developer, the original unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometers”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billion dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billion  dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

As the Master Land Developer, Julianna Lu and China Holdings have created a spectacular opportunity for The World, and China Holdings & All Worldwide Public Shareholders to participate the further creation of 100 Square KM land/city development of “China Las Vegas”, a new resort city  in Inner Mongolia China, of a population of one million people. Julianna Lu and China Holdings are consolidating the development of a master planning to develop a strategic City Vision Plan for the entire proposed 10,000 Ha city and a master plan for the 2000 Ha first phase precinct, which will respect important site assets, the regional and Chinese cultural & historical settings, and the economic aspirations and world-class development vision of Julianna Lu and China Holdings. As the Master Land Developer, Julianna Lu & China Holdings. Are consolidating the land development of Phase I: 100 Square Kilometers parcel of land in Inner Mongolia into a new city with a planned initial population of one million people in 2009-2016. The first phase will involve creation of a visionary plan for the new city including commercial buildings, and residential development,  five star hotels, shopping centers, casinos, golf courses as well as horse racing facilities and recreation and entertainment facilities.  Julianna Lu & China Holdings are intended that the new city will have a cosmopolitan flavour combining architecture from many of the world’s great cities including Las Vegas, Paris, London, Rome, Venice, Vancouver, Tokyo, New York and Hong Kong, etc. The land/city development is located near an existing brand-new airport, and served by advanced high speed railway and modern highway.  All of  required basic infrastructure has already been built by the Chinese Government in later 2008.

(Notes: The Company has not recorded the tangible assets of the total  800 Sq KM lands/assets & the proprietary rights as fair-valued tangible assets yet as the year ending as December 31 2008, but will adjust and record the total 20% Interest of 800 Square KM lands/assets & the proprietary rights as fair-valued tangible assets after further Valuation for the Company’s 800 Square KM lands/assets/& the proprietary rights as fair-valued tangible assets  in the Company’s further Quarterly Financial Statement/SEC Form 10Q in later 2009)

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA HOLDINGS, INC.

Date: April 27, 2009	By:	/s/ Julianna Lu
Julianna Lu
Chief Executive Officer &Chairperson of Board